UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2017

Regional Management Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-35477	57-0847115
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

979 Batesville Road, Suite B

Greer, South Carolina 29651

(Address of principal executive offices) (zip code)

(864) 448-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.02.	Termination of a Material Definitive Agreement.

The information set forth in the third paragraph under Item 5.02 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

On July 24, 2017, following more than 30 years of service to Regional Management Corp. (the “Company”), Richard A. Godley provided notice to the Board of Directors of the Company (the “Board”) of his decision to enter retirement, effective immediately. Mr. Godley served as a director of the Company since its inception in 1987, was its founder, and previously served as President and Chief Executive Officer of the Company from 1987 through January 2006. The Board is appreciative of Mr. Godley’s many years of service to the Company. The Corporate Governance and Nominating Committee of the Board will consider the recruitment of an independent director to fill the vacancy on the Board created by Mr. Godley’s retirement.

Mr. Godley’s decision to retire was not due to any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.

In connection with Mr. Godley’s retirement, on July 28, 2017, the Company entered into an Amended and Restated Shareholders Agreement Termination (the “Termination Agreement”) with the remaining stockholders party to that certain Amended and Restated Shareholders Agreement, by and among the Company, Parallel 2005 Equity Fund, LP, Palladium Equity Partners III, L.P., and the other stockholders party thereto, dated March 27, 2012 and filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 2, 2012 (the “Shareholders Agreement”). Mr. Godley had been designated to the Board by certain stockholders in accordance with the Shareholders Agreement. The Termination Agreement terminates the Shareholders Agreement and any remaining obligations or liabilities of the parties thereto, including any Board designation rights, effective immediately.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Regional Management Corp.
Date: July 28, 2017	By:	/s/ Donald E. Thomas
Donald E. Thomas Executive Vice President and Chief Financial Officer